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EXHIBIT 23.1 - INDEPENDENT AUDITORS' CONSENT



INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration Statements No.
33-43952, No. 33-58584, No. 33-70666, No. 33-81902, No. 333-948 and No.
333-53577, all on Form S-8 of ShopKo Stores, Inc. of our report dated March 12, 1999, appearing in the Annual Report on Form 10-K of ShopKo Stores, Inc. and subsidiaries for the year (52 weeks) ended January 30, 1999.


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
April 28, 1999







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